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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): February 24, 1999



                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                    1-13461                    76-0506313
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


       950 ECHO LANE, SUITE 350
            HOUSTON, TEXAS                                       77024
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (713) 467-6268



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ITEM 5.  OTHER EVENTS

         The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 7(c) below.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibit

   Exhibit No.    Description of Exhibit

      25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee under the Subordinated Indenture (which Subordinated Indenture is incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-3 (File No. 333-69693)).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 1999

                             GROUP 1 AUTOMOTIVE, INC.


                             By: /s/ Scott L. Thompson
                                 -----------------------------------------------
                                 Name:  Scott L. Thompson
                                 Title: Senior Vice President -- Chief Financial
                                        Officer and Treasurer





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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 25.1          Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee under the
               Subordinated Indenture (which Subordinated Indenture is
               incorporated by reference to Exhibit 4.5 to the Company's
               Registration Statement on Form S-3 (File No. 333-69693)).